Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of The Sagemark Companies Ltd., a New York corporation (the “Company”), on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “Report”), Cathy Bergman, Chief Executive Officer and interim Chief Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to her knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 30, 2012	/s/ Cathy Bergman
Cathy Bergman, Chief Executive Officer and interim Chief Financial Officer

[A signed original of this written statement required by Section 906 has been provided to The Sagemark Companies Ltd. and will be retained by The Sagemark Companies Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.]